UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 17, 2009

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15317	98-0152841
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Spectrum Center Blvd.

San Diego, CA 92123

(Address of principal executive offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

ResMed Inc. 2009 Incentive Award Plan

On November 17, 2009, at the annual meeting of stockholders, our stockholders approved an amendment to the Amended and Restated ResMed Inc. 2006 Incentive Award Plan, which (i) renamed the 2006 Plan to the “ResMed Inc. 2009 Incentive Award Plan,” (ii) increased the number of shares of common stock that may be issued or transferred pursuant to awards under the Plan by 1,560,825 shares, from 9,900,000 shares to 11,460,825 shares, and (iii) extended the maximum term of the Plan to September 29, 2019. The Amendment became effective immediately upon stockholder approval and the Plan has been restated to include the effects of the Amendment.

The Definitive Proxy Statement on Schedule 14A we filed with the Securities and Exchange Commission on October 8, 2009 describes the Plan and the Amendment in more detail, and the full text of the Plan, as amended and restated, is attached as Exhibit 10.1 to this report and incorporated here by reference. The summary above is qualified by reference to those documents

ResMed Inc. 2009 Employee Stock Purchase Plan

Also at the annual meeting of stockholders on November 17, 2009, our stockholders approved an amendment to the ResMed Inc. Employee Stock Purchase Plan, which (i) renamed the plan as the “ResMed Inc. 2009 Employee Stock Purchase Plan,” (ii) increased the number of shares of our common stock that may be issued under the ESPP by 600,000 shares, from 500,000 shares to 1,100,000 shares, (iii) clarified that the Compensation Committee, which serves as administrator of the ESPP, may exclude certain foreign nationals or other highly-compensated employees consistent with the requirements of Section 423 of the US Internal Revenue Code, (iv) allows for the transfer of a participant’s options under the ESPP upon the participant’s death by will, or the laws of descent or distribution, (v) allows for the electronic delivery of plan notices, and (vi) extended the term of the ESPP from November 13, 2013 to September 29, 2019. The ESPP Amendment became effective immediately upon stockholder approval and the ESPP has been restated to include the effects of the ESPP Amendment.

We described the ESPP and the ESPP Amendment in our Proxy Statement, and the full text of the ESPP, as amended and restated, is attached as Exhibit 10.2 to this report and incorporated here by reference. The summary above is qualified by reference to the description of the ESPP and the ESPP Amendment in the Proxy Statement and by the full text.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits:	Description of Document
10.1	ResMed Inc. 2009 Incentive Award Plan
10.2	ResMed Inc. 2009 Employee Stock Purchase Plan

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

Date: November 23, 2009	By:	/s/ David Pendarvis
	Name:	David Pendarvis
	Its:	Secretary, Global General Counsel and Senior Vice President – Organizational Development